Exhibit 99.1

NEWS CORPORATION
121 King William Street
Adelaide SA 5000
Telephone: +61 8 8206 2000
Facsimile: +61 8 8206 3630
newscorp.shares@adv.newsltd.com.au

8 December 2006

Companies Announcements Office
Australian Stock Exchange Limited
ASX Online

NEWS CORPORATION (NEWS)

News confirms that it is in discussions with Liberty Media Corporation about the purchase of stock held by Liberty in News. No agreement has been concluded as yet.

Yours faithfully
News Corporation

Robert K Moon
Assistant Secretary-Australia